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                                                                   Exhibit 10.14



                            PATENT LICENSE AGREEMENT

         This Patent License Agreement (this "Agreement") is made as of March 30, 1998, by and between Aironet Wireless Communications, Inc., a Delaware corporation ("Aironet"), and Telxon Corporation, a Delaware corporation ("Telxon").

                                   BACKGROUND

         WHEREAS, Telxon is the majority stockholder of Aironet;

         WHEREAS, Telxon is the owner of patent applications 08/605,914 (Transceiver Control with Sleep Mode) and 08/619,797 (Transceiver Control with Sleep Mode (CIP)) (together with all patents issued thereon, and all continuations, continuations in part, divisions, reissues, additions, or extensions thereof "Patents"); and

         WHEREAS, Aironet desires to receive from Telxon a non-exclusive license to utilize the Patents.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. LICENSE. Telxon hereby grants a perpetual, royalty free, worldwide, non-exclusive license to Aironet to practice the methods of the claims made in the Patents and to make, support, service, maintain, repair, reconstruct, reconfigure and upgrade, integrate, install, use, market, sell, offer for sale, lease and transfer any product which but for this license would infringe the Patents. Aironet may not license, sublicense or otherwise relicense any of these rights, provided that Aironet's immediate and subsequent transferees of products shall have an implied license to utilize such products in the form originally transferred by Aironet.

         2. CONTRACTORS. Aironet may exercise the rights granted to it in
Section 1 either through its employees or through its contractors.

         3. DISCLAIMER OF WARRANTY AND LIABILITY. TELXON MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE PATENTS, WHETHER EXPRESS OR IMPLIED OR ARISING UNDER ANY STATUTE OR FROM ANY COURSE OF DEALING, USAGE OF TRADE OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. IN NO EVENT SHALL TELXON BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, LOST DATA OR OTHERWISE, WHETHER OR NOT TELXON IS MADE AWARE OF THE POSSIBILITY OF SUCH DAMAGES.


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         4. GOVERNING LAW; JURISDICTION. This Agreement shall be construed under and governed by the laws of the State of Ohio, without regard to conflict or choice of laws statutes, regulations, rules or principles. Any action relating to the execution or performance of this Agreement shall be brought in the courts, state or federal, sitting in Summit County, Ohio, and each party hereto consents to the jurisdiction and venue of such courts, and agrees not to contest venue on the grounds of forum non conveniens or otherwise.

         5. PRIOR AGREEMENTS SUPERSEDED. This Agreement supersedes all prior and contemporaneous understandings and agreements, written or oral, between the parties relating to the subject matter hereof.

         6. NUMBER AND GENDER. The use in this Agreement of singular, plural, masculine, feminine and neuter nouns and pronouns, shall include the others as the context may require.

         7. EXECUTION IN COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same document. An executed faxed counterpart of this Agreement shall be binding on the parties and for evidentiary purposes, shall be deemed to be an original.

         8. AMENDMENTS; WAIVERS. Amendments to and waivers of any term of this Agreement must be in writing and executed by both parties hereto.

         9. ASSIGNABILITY. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated by Aironet to a direct competitor of Telxon (a "Competitor"), and any such assignment or delegation shall be void and of no effect. The merger, consolidation, asset sale, change of control, or any other reorganization of Aironet with or into a Competitor, or of a Competitor with or into Aironet, shall be deemed an assignment under this Section 9. Subject to the foregoing, this Agreement shall be binding upon and enforceable by, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Nothing in this Agreement is intended to give any person not named herein the benefit of any legal or equitable right, remedy or claim under this Agreement, except as expressly provided herein.


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         IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized representative as of the date first set forth at the beginning hereof.

                            Aironet Wireless Communications, Inc.

                            By: /s/ Roger J. Murphy
                                    --------------------------------------------
                                    Roger J. Murphy, President
                                    and Chief Executive Officer

                            Telxon Corporation

                            By: /s/ Kenneth W. Haver
                                    --------------------------------------------
                                    Kenneth W. Haver, Senior Vice President and
                                    Chief Financial Officer


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